Exhibit 10.1

AMENDMENT NO. 5 TO LOAN AGREEMENT

This Amendment No. 5 to Loan Agreement (this “Agreement”), dated as of August 28, 2020, is among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Company”), KEY ENERGY SERVICES, LLC, a Texas limited liability company (“Key Energy LLC”, and together with the Company, collectively, “Borrowers” or “Borrower”), Lenders party to this Agreement constituting Required Lenders and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, the Lenders from time to time party thereto, the Administrative Agent, and Bank of America, N.A., as Collateral Agent, are parties to that certain Loan and Security Agreement dated as of December 15, 2016 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Loan Agreement defined below); and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Existing Loan Agreement, and, subject to the satisfaction of the conditions set forth herein, the Lenders signatory hereto and the Administrative Agent are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Amendments. Borrower, Lenders party hereto and Administrative Agent agree that the Existing Loan Agreement shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in Exhibit A attached hereto (the Existing Loan Agreement as so amended, the “Amended Loan Agreement”).

2. No Other Amendments or Waivers.

This Agreement, and the terms and provisions hereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Existing Loan Agreement set forth in Section 1 hereof, the Existing Loan Agreement shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Administrative Agent or the Lenders under the Existing Loan Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Existing Loan Agreement or any of the other Loan Documents except for the amendments to the Existing Loan Agreement as set forth in Section 1 hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Amended Loan Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.

3. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:

3.1 Execution of Agreement. Each Borrower, Administrative Agent and Lenders constituting Required Lenders shall have duly executed and delivered this Agreement.

3.2 Accuracy of Representations and Warranties. All representations and warranties contained in Section 5 hereof shall be true and correct in all respects.

3.3 Fees and Expenses. The Administrative Agent shall have received all reasonable and documented fees and expenses of the Administrative Agent and of counsel to the Administrative Agent for which invoices (including estimates) have been presented prior to the date hereof shall have been paid.

3.4 Corporate Authorization. Administrative Agent shall have received a certificate of a duly authorized officer of each Borrower, certifying that an attached copy of resolutions authorizing execution and delivery of this Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to the credit facility as amended hereby.

3.5 Term Loan Credit Agreement Amendment. Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that an amendment to the Term Loan Credit Agreement has been entered into by all requisite parties thereto amending provisions thereto in a manner that result in no more restrictive provisions than the correspondingly amended provisions of the Amended Loan Agreement.

3.6 Absence of Defaults. No Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving effect to this Agreement.

4. Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to Administrative Agent and Lenders, that

4.1 the execution, delivery and performance by the Borrowers of this Agreement:

(a) are within each Borrower’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, equity holder action (including, without limitation, any action required to be taken by any class of directors or other governing body of any Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the execution, delivery and performance by the Borrowers of this Agreement);

(b) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or other equity holders or any class of directors or other governing body, whether interested or disinterested, of any Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or could not reasonably be expected to have a Material Adverse Effect;

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(c) will not violate any Sanctions and Applicable Law, any Organic Documents of any Borrower or any Restricted Subsidiary, or any order of any Governmental Authority;

(d) will not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Borrower or any Restricted Subsidiary; and

(e) will not result in the creation or imposition of any Lien on any Property of any Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

4.2 this Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

4.3 no Default or Event of Default has occurred and is continuing.

5. Reaffirmation. Each of the Borrowers hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect. Each Borrower acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect, and that all of its obligations thereunder (other than as expressly amended hereby) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

6. Miscellaneous.

6.1 Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

6.2 Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

6.3 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

6.4 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.

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6.5 References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

6.6 Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.

6.7 Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Existing Loan Agreement. The Amended Loan Agreement and each of the Loan Documents remain in full force and effect.

6.8 Entire Agreement. This Agreement constitutes the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter thereof.

6.9 Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Administrative Agent has received counterparts bearing the signatures of all parties hereto and each of the other conditions set forth in Section 4 hereof is satisfied. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

KEY ENERGY SERVICES, INC.

By	/s/ Nelson Haight
Name: Nelson Haight
Title: SVP + CFO

KEY ENERGY SERVICES, LLC.

By	/s/ Nelson Haight
Name: Nelson Haight
Title: SVP + CFO

[Signature Page to Amendment No. 5 to

Loan Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By	/s/ Ajay Jagsi
Name: Ajay Jagsi
Title:Vice President

[Signature Page to Amendment No. 5 to

Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By
Name:
Title:

[Signature Page to Amendment No. 5 to

Loan Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By	/s/ Mark Schafer
Name: Mark Schafer
Title: Vice President

By	/s/ Maria Levy
Name: Maria Levy
Title: Vice President

[Signature Page to Amendment No. 5 to

Loan Agreement]

EXHIBIT A

Amended Loan Agreement

See Attached